Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
In March 2020, the World Health Organization declared the COVID-19 strain of the coronavirus to be a pandemic, and national governments have implemented a range of policies and actions to combat it. The extent of the impact of COVID-19 on world economies and the Company's operations is highly uncertain.
Major pandemics, such as COVID-19, could contribute to increased volatility and diminished expectations for the economy and the financial markets, and these conditions could adversely affect our business. The Company and the Parent continue to evaluate the impact of the COVID-19 outbreak and related developments on its business, including on the global economy, financial markets and the markets in which we operate.